Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Altair Nanotechnologies Inc. (the "Company") on Form 8-K dated as of November 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
P. Long, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ William P. Long
         ---------------------------
             William P. Long
             Chief Executive Officer
             November 27, 2002